                      CONSOLIDATED FEDERAL INCOME TAX AGREEMENT

     This Agreement is entered into this 10th day of June, 1988 to be effective January 1, 1988 between Blue Cross & Blue Shield United of Wisconsin (BCBSU), United Wisconsin Insurance Company, United Wisconsin Services, Inc., United Wisconsin Proservices, Inc., Leasing Unlimited, Inc., United Wisconsin Life Insurance Company, Compcare Health Services Insurance Corporation, ProHealth, Inc. and Take Control, Inc. ("Subsidiaries"). BCBSU and Subsidiaries are referred to herein as the "Consolidated Group." The corporations which comprise the "Consolidated Group" are individually referred to herein as "Members".

     Whereas, BCBSU and Subsidiaries are part of an affiliated group of corporations within the meaning of Section 1504(a) of the Internal Revenue Code of 1954, as amended (the "Code"); and

     Whereas, the Consolidated Group intends to file a consolidated federal income tax return and consolidated financial statements with the parent corporation of BCBSU for the taxable year ending December 31, 1988 and subsequent years; and

     Whereas, it is anticipated that the consolidated tax return liability for any tax year may be greater or less than the aggregate of the separate tax return liabilities of all the Members; and

     Whereas, it is intended by this Agreement to establish obligations between Members for the payment or refund of amounts in lieu of federal income taxes with the effect that (1) each Member will benefit from those tax attributes which that Member would be able to utilize if filing a separate return with the Internal Revenue Service.

     Now, therefore, in consideration of their mutual promises and of other good and valuable consideration, BCBSU and each of the Subsidiaries on its own behalf agree to allocate tax liability and benefit among Members of the Group as follows:

I. When the consolidated group is in an alternative minimum tax position for Federal tax purposes, the allocation shall be made in accordance with the "Alternative Tax method" as shown in Exhibit I.

II. When the consolidated group is not in an alternative minimum tax position for Federal tax purposes, the allocation shall be made in accordance with the "Regular Tax Method" as shown in Exhibit II.

     This allocation is not intended to be used for allocation of Federal tax liability among members for purposes of determining the "Earnings & Profits" of members for Federal tax purposes.

     In witness whereof, the parties hereto have executed this Agreement as of the day and year first above written.


               BLUE CROSS & BLUE SHIELD UNITED OF WISCONSIN


               By:
                    ------------------------------------------------------------
                    Thomas R. Hefty
                    President


               By:
                    ------------------------------------------------------------
                    Laurel Barnes
                    Secretary


                          UNITED WISCONSIN INSURANCE COMPANY
                       UNITED WISCONSIN LIFE INSURANCE COMPANY
                          UNITED WISCONSIN PROSERVICES, INC.
                           UNITED WISCONSIN SERVICES, INC.


               By:
                    ------------------------------------------------------------
                    Thomas R. Hefty
                    President


               By:
                    ------------------------------------------------------------
                    Laurel Barnes
                    Secretary


          COMPCARE HEALTH SERVICES INSURANCE CORPORATION


               By:
                    ------------------------------------------------------------
                    Thomas R. Hefty
                    President


               By:
                    ------------------------------------------------------------
                    Mary Traver
                    Secretary

                    LEASING UNLIMITED, INC.


               By:
                    ------------------------------------------------------------
                    Thomas R. Hefty
                    President


               By:
                    ------------------------------------------------------------
                    Laurel Barnes
                    Secretary


                         TAKE CONTROL, INC.


               By:
                    ------------------------------------------------------------
                    Thomas Gazzana
                    President


               By:
                    ------------------------------------------------------------
                    K. Brian Jacobson
                    Secretary

EXHIBIT I

                               "Alternative Tax Method"

This allocation is used when the affiliated group of corporations is in a consolidated alternative minimum tax position.

The steps required in the calculation are as follow:

1. Determine the ordinary income and NET capital gain of each member of the group. Charge the member 20% in tax for both the ordinary income and net capital gain.

2. Determine each member's current year ordinary and capital losses. to the extent its losses can be utilized in the consolidated tax return, the member receives a 20% tad benefit for the use of its losses.

3. Determine each member's capital loss carryovers that can be utilized in the consolidated tax return.

     These carryforwards are utilized in the order of the taxable year in which such losses are sustained beginning with the taxable year which ends earliest and applying all losses from taxable years ending on the same date on a pro rata basis.

4. Determine the tax preferences and alternative minimum tax adjustments (other than the book income/taxable income adjustment) attributable to each member.

     If the sum of the preferences and adjustments increases alternative minimum taxable income, the member is charged 20% in tax. If the sum of the preferences and adjustments reduces alternative minimum taxable income, the member receives a 20% tax benefit.

5. For each member, determine a book/tax adjustment by using the following formula:

(Book income of member - alternative minimum taxable income of that member) x .50 =

Book/tax adjustment for that member.

This amount can be either a positive or negative number, for purposes of this allocation.

If the absolute of the aggregate of the negative book/tax adjustments exceeds the aggregate of the positive book/tax adjustments, then each member who has a negative book/tax adjustment must reduce this adjustment TO the following amount.

Negative book/tax adjustments                Aggregate of book/tax
of a member                                  adjustments of all
                                             members with positive
---------------                    x         book/tax adjustment

Aggregate book/tax adjustment
of all members with negative
book/tax adjustments



Each member with a negative book/tax adjustment receives a 20% tax benefit for the use of this adjustment. Each member with a positive book/tax adjustment is charged 20% in tax.

6. Determine each member's alternative minimum tax NOL carryforwards that can be utilized in the consolidated tax return. The earliest NOL's are utilized first. If the NOL's are from the same year, they're applied on a pro rata basis.

     Each member receivers a 20% benefit for the use of its NOL carryforward.

7. Each member is allocated a portion of the alternative minimum tax exemption amount that's allowed in the consolidated tax return. This allocation is one in accordance with the following formula.

     Exemption amount                        Exemption amount
     allocated per                           allowed in the
     member                        =         consolidated tax
                                             return

                                             ---------------------

                                             # of members in
                                             the group

     A member receives a 20% tax benefit for the exemption amount allocated to it.

8. A member gets a 100% benefit for its investment tax credit utilized during the year.

9. A member is charged 100% of its ITC recapture for the year attributable to that member.

10. A member will receive 100% of the alternative minimum tax credit utilized that's attributable to that member. The amount attributable to that member is determined by first going back to the year the credit was generated.

     The amount of the credit attributed to a member is equal to the following:

     Members deferral
     preference in                           Credit utilized in
     year in which                           the current year's
     credit arose             x              return

     --------------------

     Total deferral
     preferences of
     all members in year
     the credit arose

EXHIBIT II

                                 "Regular Tax Method"

The steps required in determining the tax allocation under the "regular tax method" are as follows:

1. Determine each member's ordinary income and net capital gains for the year (before capital loss or NOL carryforwards).

     The member with ordinary income is charged 40% of its ordinary income in tax (34% in 1988) and the member with capital gain is charged 34%.

2. Determine each member's current year capital losses and current year ordinary losses. If a members' losses are used in the consolidated return, the member receives a 34% tax benefit for the use of its capital losses and a 40% benefit for the use of its ordinary losses (34% in 1988 and thereafter)

3. Determine each member's NOL and capital loss carryforwards that can be utilized in the consolidated tax return. Carryforwards can be utilized in the order of taxable years in which such losses are sustained beginning with the taxable year which ends earliest and applying all losses from taxable years ending on the same date as a pro rata basis.

     Each member receives a 40% tax benefit (34% in 1988 and thereafter) if its NOL carryover is used to offset ordinary income. If a capital loss or NOL carryover are used to offset capital gain, the member receives a 34% tax benefit.

4. If a member's ITC credit carryover is utilized in the consolidated tax return, it receives a tax benefit of 100% of the ITC utilized.

5.   A member is charged 100% of its ITC recapture for the year.

6. Each member's tax charges and tax benefits are totalled resulting in the tax allocation for the period.

7. A member will receive 100% of the alternative minimum tax credit utilized that's attributable to that member. The amount attributable to that member is determined by first going back to the year the credit was generated.

     The amount of the credit attributed to a member is equal to the following:

     Members deferral
     preference in                           Credit utilized in
     year in which                           the current year's
     credit arose             x              return

     --------------------

     Total deferral
     preferences of
     all members in year
     the credit arose

                     Amendment to Consolidated Federal Income Tax
                       Allocation Agreement Dated June 10, 1988


This amendment to the Consolidated Federal Income Tax Allocation Agreement dated June 10, 1988 is entered into this 6th day of August, 1993 to be effective for the period January 1, 1990 through December 31, 1992 between Blue Cross & Blue Shield United of Wisconsin (BCBSU), United Wisconsin Insurance Company (UWIC), United Wisconsin Services, Inc. (UWSI), United Wisconsin Proservices, Inc.
(UWPS), Leasing Unlimited, Inc. (LUI), United Wisconsin Life Insurance Company (UWLIC), Compcare Health Services Insurance Corporation (CHSIC), ProHealth, Inc.
(PH), Take Control, Inc. (TC), Meridian Resource, Inc. (MR), United Wisconsin Capital Corporation (UWCC) and Valley Health Plan, Inc. (Valley) formerly Midelfort Health Plan.

This amendment is made part of the Consolidated Federal Income Tax Allocation Agreement dated June 10, 1988. Under this amendment, Exhibit 1 "Alternative Tax Method" is revised to read as per the attached.

Now, therefore, in consideration of their mutual promises and other good and valuable consideration, BCBSU and each of the subsidiaries on its own behalf agrees to this amendment to the Federal Tax Allocation Agreement dated June 10, 1988.

In witness whereof, the parties hereto have executed this amendment as of the day and year first above written.

                     Amendment to Consolidated Federal Income Tax
                       Allocation Agreement Dated June 10, 1988

                               "Alternative Tax Method"

This allocation is used when the affiliated group of corporations is in a consolidated alternative minimum tax position before considering the limitations on NOL usage with respect to United Wisconsin Insurance Company preferred stock and United Wisconsin Life Insurance Company's life insurance company taxable income.

The steps required in the calculation are as follows:

1. Determine the ordinary income and NET capital gain of each member of the group. Charge the member 20% in tax for both the ordinary income and net capital gain.

2. Determine each member's current year ordinary and capital losses. To the extent its losses can be utilized in the consolidated tax return, the member receives a 20% tax benefit for the use of its losses.

3. Determine each member's capital loss carryovers that can be utilized in the consolidated tax return.

     These carryforwards are utilized in the order of the taxable year in which such losses are sustained beginning with the taxable year which ends earliest and applying all losses from taxable years ending on the same date on a pro rata basis.

4. Determine the tax preferences and alternative minimum tax adjustments (other than the book income/taxable income adjustment) attributable to each member.

     If the sum of the preferences and adjustments increases alternative minimum taxable income, the member is charged 20% in tax. If the sum of the preferences and adjustments reduces alternative minimum taxable income, the member receives a 20% tax benefit.

5. For each member, determine a book/tax adjustment by using the following formula:

     (Book income of member - alternative minimum taxable income of that member) x .50 = Book/tax adjustment for that member.

     This amount can be either a positive or negative number, for purposes of this allocation.

     If the absolute of the aggregate of the negative book/tax adjustments exceeds the aggregate of the positive book/tax adjustments, then each member who has a negative book/tax adjustment must reduce this adjustment TO the following amount:

     Negative book/tax                       Aggregate of book/tax
     adjustment of a                         adjustment of all
     member                                  members with positive
     --------------------          x         book/tax adjustments
     Aggregate book/tax
     adjustment of all
     members with negative
     book/tax adjustments

     Each member with a negative book/tax adjustment receives a 20% tax benefit for the use of this adjustment. Each member with a positive book/tax adjustment is charges 20% in tax.

6. For each member, determine the adjusted current earnings adjustment (ACE adjustment) by using the following formula:

          Adjusted Current Earnings (as defined in IRC Section 56(g)(3)) of Member minus Alternative Minimum Taxable Income (AMTI) determined without regard to the ACE adjustment and the AMTI NOL (see IRC Section 56(g)(1)(B)) x .75 = ACE Adjustment of a member.

          This amount can be either a positive or negative number for purposes of this allocation.

     If the absolute of the aggregate of the current year negative ACE adjustments exceed the aggregate of the positive ACE adjustments, then it must be determined how much of this excess negative adjustment can be recognized for tax purposes. To the extent that this aggregate excess negative ACE adjustment cannot be used for tax purposes each member who has a negative ACE adjustment must reduce this adjustment by the following amount:

     Negative ACE adjustment
     of a member                             Negative ACE adjustment
     -------------------------     x         that cannot be utilized
     Aggregate ACE adjustments               for tax purposes
     of all members with negative
     ACE adjustments

     Each member with a negative ACE adjustment receives a 20% tax benefit for the negative ACE adjustment that can be utilized. Each member with a positive ACE adjustment is charged 20% in tax.

7. Determine each member's alternative minimum tax (alt min) NOL carryforwards that can be utilized in the consolidated tax return. The earliest NOL's are utilized first. If the NOL's are from the same year, they're applied on a pro rata basis.

     Each member receives a 20% benefit for the use of its alt min NOL carryforward.

8. Each member is allocated a portion of the alternative minimum tax exemption amount that's allowed in the consolidated tax return. This allocation is done in accordance with the following formula:

     Exemption amount                        Exemption amount
     allocated per                           allowed in the
     member                   =              consolidated tax
                                             return
                                             --------------------
                                             # of members in
                                             the group

     A member receives a 20% tax benefit for the exemption amount allocated to it.

9. A member gets a 100% benefit for its investment tax credit (ITC) utilized during the year.

10. A member is charged 100% of its ITC recapture for the year attributable to that member.

11. A member will receive a benefit for 100% of the alternative minimum tax credit attributable to that member that's utilized in the consolidated return. The amount of alternative minimum tax credit of a member utilized in any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

     The amount of the credit attributed to a member for any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

12. The consolidated environmental tax is allocated to a member in accordance with the following formula:

          Member's modified alternative minimum taxable income (1)

          Less:  $2,000,000 divided by the number of members with group

-----------------------------------
     (1) As defined in Section 59A(b) of the IRC
                                      x .0012 =

          Member's portion of consolidated environmental tax


     Note that a member with negative modified alternative minimum taxable income will be allocated a tax benefit with respect to the environmental tax.

13. An exception to the allocation under steps 1 through 11 occurs when the affiliated group files a life non-life consolidated return and the group has non-life NOL's which cannot shelter 65% of life insurance company taxable income because of the life non-life consolidation rules. In this case, the tax allocated to the life insurance company will be the sum of the following amounts:

     A.   35% x the life company's taxable income x 20%

     B.   65% x the life company's taxable income x 34%

     C. 35% x (the life company's AMT preferences, adjustments and the AMT ACE adjustment) x 20%

     D. Any difference between the amount allocated to the life company under steps 1 through 11 and the amount allocated to the life company under steps 1 through 13.C. will be a tax expense or benefit of BCBS.

14. An exception to the tax allocation under steps 1 through 11 occurs in years in which UWIC pays a preferred stock dividend and has taxable income for the year. In this case, the tax allocated to UWIC will be determined in the following manner.

     A. Step 1 will be calculated using UWIC's ordinary income and capital gains less the portion of the ordinary income and capital gains that pertains to the preferred stock.

     B. Step 6 will be calculated using only UWIC's adjusted current earnings and pre-adjustment AMTI that does not pertain to the preferred stock.

     C. UWIC is also allocated an amount equal to 34% of the greater of the dividend that it pays on the preferred stock during the year or UWIC's taxable income for the year.

     D. UWIC also receives a tax benefit equal to the tentative minimum tax for the group as determined in steps 1 through 11 and steps 13A & B. for the year not to exceed the amount determined in paragraph 14.C.

     E. Any difference between the amount allocated to UWIC under steps 1 through 11 and the amount allocated to UWIC under steps 1 through 11 and 14.A. through 14.D. will be a tax expense or benefit of BCBS.

15. An exception to the tax allocation under steps 1 through 11 occurs in years in which UWS pays a preferred stock dividend and has taxable income for the year. In this case, the tax allocated to UWS will be determined in the following manner.

     A. Step 1 will be calculated using UWS's ordinary income and capital gains less the portion of the ordinary income and capital gains that pertains to the preferred stock.

     B. Step 6 will be calculated using only UWS's adjusted current earnings and pre-adjustment AMTI that does not pertain to the preferred stock.

     C. UWS is also allocated an amount equal to 34% of the greater of the dividend that it pays on the preferred stock during the year or UWS's taxable income for the year.

     D. Any difference between the amount allocated to UWS under steps 1 through 11 and the amount allocated to UWS under steps 1 through 11 and 14.A. through 14.D. will be a tax expense or benefit of BCBS.

               Blue Cross & Blue Shield United of Wisconsin


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                          United Wisconsin Insurance Company
                       United Wisconsin Life Insurance Company
                          United Wisconsin Proservices, Inc.
                           United Wisconsin Services, Inc.


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                               Leasing Unlimited, Inc.


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer


               Compcare Health Services Insurance Corporation


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                                   ProHealth, Inc.


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                                  Take Control, Inc.


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                               Meridian Resource, Inc.


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                    United Wisconsin Capital Corporation


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer


                               Valley Health Plan, Inc.


               By:  /s/ C. Edward Mordy
                    -----------------------------------------------
                    C. Edward Mordy
                    Vice President


               By:  /s/ Gail L. Hanson
                    -----------------------------------------------
                    Gail L. Hanson
                    Treasurer

                     Amendment to Consolidated Federal Income Tax
                                 Allocation Agreement


This amendment to the Consolidated Federal Income Tax Allocation Agreement dated June 10, 1988 is entered into this 9 day of May, 1994 to be effective for the period January 1, 1990 through December 31, 1992 between Blue Cross & Blue Shield United of Wisconsin (BCBSU), United Wisconsin Insurance Company
(UWIC), United Wisconsin Services, Inc. (UWSI), United Wisconsin Proservices, Inc. (UWPS), Leasing Unlimited, Inc. (LUI), United Wisconsin Life Insurance Company (UWLIC), Compcare Health Services Insurance Corporation (CHSIC), ProHealth, Inc. (PH), Take Control, Inc. (TC), Meridian Resource, Inc. (MR), United Wisconsin Capital Corporation (UWCC) and Valley Health Plan, Inc. (Valley) formerly Midelfort Health Plan.

This amendment is made part of the Consolidated Federal Income Tax Allocation Agreement dated June 10, 1988.

Under this Agreement, Step 11 of the "Alternative Tax Method" found in the August 6, 1993 Amendment to the Allocation Agreement dated June 10, 1988, is revised to read as follows:

A member will receive a benefit for 100% of the alternative minimum tax credit attributable to that member that's utilized in the consolidated return. The amount of alternative minimum tax credit of a member utilized in any year is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502-55(h).

The amount of the credit attributed to a member for any year after 1992 is determined in accordance with the rules provided in Proposed Treasury Regulation 1.1502(h). For years prior to 1992, all of the credit will be attributed to BCBSU.

Now, therefore, in consideration of their mutual promises and other good and valuable consideration, BCBSU and each of the subsidiaries on its own behalf agrees to this amendment to the Federal Tax Allocation Agreement dated June 10, 1988.

In witness whereof, the parties hereto have executed this amendment as of the day and year first above written.

                    Blue Cross & Blue Shield United of Wisconsin



                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                          United Wisconsin Insurance Company
                       United Wisconsin Life Insurance Company
                          United Wisconsin Proservices, Inc.
                           United Wisconsin Services, Inc.


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer

                               Leasing Unlimited, Inc.


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                    Compare Health Services Insurance Corporation


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                                   ProHealth, Inc.


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                                  Take Control, Inc.


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer

                               Meridian Resource, Inc.



                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                         United Wisconsin Capital Corporation


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer


                               Valley Health Plan, Inc.


                    By:   /s/ C. Edward Mordy
                       -------------------------------------
                         C. Edward Mordy
                         Vice President


                    By:   /s/ Gail L. Hanson
                       -------------------------------------
                         Gail L. Hanson
                         Treasurer